Mortgage Loan Statistics

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

THE MORTGAGE POOL

The following information sets forth in tabular format certain information, as of the Cut-off Date, about the Mortgage Loans. Other than with respect to rates of interest, percentages are approximate and are stated by the Principal Balance. The sum of the columns below may not equal the total indicated due to rounding. In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

Mortgage Loan Programs for the Mortgage Loans

Mortgage Loan Programs	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
30 Year 1– month LIBOR – 120- month Interest Only	$5,085,600	13	0.46%	$391,200	6.355%	357.03	695	74.7%
30 Year 6 – month LIBOR	8,798,316	32	0.80	274,947	6.620	356.51	674	80.1
30 Year 6 – month LIBOR – 120- month Interest Only	25,392,667	74	2.31	343,144	6.258	356.79	706	76.9
30 Year 6 month LIBOR – 60-month Interest Only	41,359,385	112	3.76	369,280	6.153	357.39	707	77.7
30 Year 12 – month LIBOR	6,657,688	26	0.61	256,065	6.447	357.61	680	80.8
30 Year 12 – month LIBOR – 120- month Interest Only	8,784,716	22	0.80	399,305	5.886	357.33	724	73.0
30 Year 12 – month LIBOR – 60- month Interest Only	117,236,517	330	10.66	355,262	5.997	357.57	702	77.2
2/28 6–month LIBOR	77,340,081	347	7.03	222,882	6.421	356.88	677	80.3
2/28 6–month LIBOR – 120-month Interest Only	83,510,855	270	7.59	309,299	6.633	356.89	698	76.8
2/28 6–month LIBOR – 24-month Interest Only	14,883,462	47	1.35	316,669	6.280	354.98	675	84.4
2/28 6–month LIBOR – 36-month Interest Only	803,975	3	0.07	267,992	6.269	356.12	664	87.5
2/28 6–month LIBOR – 60-month Interest Only	567,047,390	2,048	51.55	276,879	6.440	356.97	672	80.8
3/27 6–month LIBOR	18,987,465	93	1.73	204,166	6.579	356.73	693	80.4
3/1 12–month LIBOR	544,660	3	0.05	181,553	5.717	355.23	714	67.8
3/1 12–month LIBOR – 120-month Interest Only	2,335,360	11	0.21	212,305	6.144	356.36	672	78.8
3/1 12–month LIBOR – 36-month Interest Only	192,500	1	0.02	192,500	5.875	356.00	745	78.3
3/27 6–month LIBOR – 120-month Interest Only	32,319,483	119	2.94	271,592	6.637	356.90	701	79.4
3/27 6–month LIBOR – 24-month Interest Only	462,500	2	0.04	231,250	6.768	357.00	663	84.8
3/27 6-month LIBOR – 36-month Interest Only	7,519,071	27	0.68	278,484	6.034	356.82	732	75.8
3/27 6-month LIBOR – 60-month Interest Only	80,737,835	289	7.34	279,370	6.324	356.88	695	79.1
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Mortgage Loan Principal Balances for the Mortgage Loans*

Range of Mortgage Loan Principal Balances ($)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
50,000.01 - 75,000.00	$2,048,655	31	0.19%	$66,086	7.149%	357.27	684	75.9%
75,000.01 - 100,000.00	9,514,259	107	0.86	88,918	6.783	357.02	670	78.3
100,000.01 - 150,000.00	71,115,861	559	6.47	127,220	6.629	356.95	670	78.5
150,000.01 - 200,000.00	110,646,799	627	10.06	176,470	6.549	357.00	672	79.8
200,000.01 - 250,000.00	132,590,931	589	12.05	225,112	6.430	356.96	675	79.7
250,000.01 - 300,000.00	138,323,879	504	12.57	274,452	6.325	356.91	680	80.0
300,000.01 - 350,000.00	132,789,470	409	12.07	324,669	6.317	356.95	686	80.5
350,000.01 - 400,000.00	122,863,218	328	11.17	374,583	6.328	356.90	685	80.2
400,000.01 - 450,000.00	93,907,469	222	8.54	423,007	6.277	356.92	693	80.3
450,000.01 - 500,000.00	79,473,391	167	7.22	475,889	6.347	357.07	683	80.9
500,000.01 - 550,000.00	57,569,946	110	5.23	523,363	6.316	357.02	695	79.3
550,000.01 - 600,000.00	47,087,659	82	4.28	574,240	6.318	357.17	690	80.1
600,000.01 - 650,000.00	37,202,590	59	3.38	630,552	6.323	357.14	694	77.6
650,000.01 - 700,000.00	12,289,236	18	1.12	682,735	6.666	357.17	703	77.8
700,000.01 - 750,000.00	16,093,350	22	1.46	731,516	6.342	357.18	677	78.0
750,000.01 - 800,000.00	4,581,466	6	0.42	763,578	6.663	357.51	717	75.2
800,000.01 - 850,000.00	840,000	1	0.08	840,000	7.500	357.00	727	79.2
850,000.01 - 900,000.00	5,251,241	6	0.48	875,207	6.402	358.00	747	79.2
Greater than 900,000.00	25,810,105	22	2.35	1,173,187	6.042	357.21	713	71.3
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

____________

*	The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $284,311.

Mortgage Rates for the Mortgage Loans*

Range of Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
4.001 - 4.500	$396,000	1	0.04%	$396,000	4.250%	353.00	704	80.0%
4.501 - 5.000	7,123,700	21	0.65	339,224	4.921	356.97	728	73.7
5.001 - 5.500	64,945,999	189	5.90	343,630	5.380	356.92	709	76.5
5.501 - 6.000	320,180,768	1,017	29.11	314,829	5.848	356.92	693	78.2
6.001 - 6.500	322,070,335	1,125	29.28	286,285	6.303	357.00	681	80.0
6.501 - 7.000	244,983,984	950	22.27	257,878	6.798	357.06	673	80.6
7.001 - 7.500	85,730,323	340	7.79	252,148	7.294	357.06	672	81.5
7.501 - 8.000	35,122,178	141	3.19	249,093	7.766	357.08	668	82.3
8.001 - 8.500	10,744,233	48	0.98	223,838	8.300	357.08	686	81.8
8.501 - 9.000	6,016,878	27	0.55	222,847	8.760	357.11	689	86.4
9.001 - 9.500	1,222,016	4	0.11	305,504	9.273	357.54	688	87.3
9.501 - 10.000	1,324,591	5	0.12	264,918	9.847	357.24	646	83.0
10.001 - 10.500	138,519	1	0.01	138,519	10.125	357.00	672	95.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

_____________

*	The weighted average Mortgage Rate for the Mortgage Loans as of the Cut-off Date was approximately 6.381% per annum.

Remaining Terms to Stated Maturity for the Mortgage Loans*

Range of Remaining Terms (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
301-360	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

____________

*	The weighted average Remaining Term to Stated Maturity of the Mortgage Loans as of the Cut-off Date was approximately 357 months.

Original Loan-to-Value Ratios for the Mortgage Loans*

Range of Original Loan-to-Value Ratios (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0.01 – 50.00	$5,070,158	26	0.46%	$195,006	5.970%	356.60	699	42.6%
50.01 – 55.00	5,004,710	15	0.45	333,647	5.955	357.00	679	53.3
55.01 – 60.00	6,774,553	22	0.62	307,934	5.771	357.49	705	58.4
60.01 – 65.00	31,283,637	82	2.84	381,508	5.981	357.01	705	64.2
65.01 – 70.00	76,200,060	278	6.93	274,101	6.148	357.25	703	69.7
70.01 – 75.00	72,728,227	229	6.61	317,591	6.427	357.20	696	74.6
75.01 – 80.00	703,088,061	2,552	63.92	275,505	6.386	357.05	682	79.9
80.01 – 85.00	60,347,575	190	5.49	317,619	6.230	356.48	671	84.1
85.01 – 90.00	106,657,268	349	9.70	305,608	6.557	356.66	668	89.6
90.01 – 95.00	28,205,024	105	2.56	268,619	7.103	356.78	677	94.8
95.01 – 100.00	4,640,251	21	0.42	220,964	6.901	356.61	697	100.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

__________

*	The weighted average Original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Cut-off Date was approximately 79.6%.

State Distribution for the Mortgage Loans

State	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Alabama	$655,880	4	0.06%	$163,970	6.990%	356.26	663	78.4%
Arizona	64,831,985	297	5.89	218,290	6.686	357.03	669	80.9
California	614,822,931	1,678	55.89	366,402	6.223	356.97	690	79.2
Colorado	17,108,007	97	1.56	176,371	6.430	356.82	662	79.8
Connecticut	2,128,448	10	0.19	212,845	6.240	357.13	669	81.4
Delaware	1,303,716	8	0.12	162,965	6.446	356.97	656	76.9
District of Columbia	780,000	3	0.07	260,000	6.578	356.99	635	68.2
Florida	72,446,709	346	6.59	209,384	6.589	357.31	691	79.6
Georgia	9,619,245	49	0.87	196,311	6.454	356.66	659	80.4
Hawaii	14,735,965	33	1.34	446,544	6.420	357.40	701	75.4
Idaho	1,410,422	9	0.13	156,714	6.396	357.08	681	78.6
Illinois	35,934,381	169	3.27	212,629	6.684	357.04	676	81.3
Indiana	3,301,156	22	0.30	150,053	6.355	357.03	679	77.6
Iowa	114,400	1	0.01	114,400	6.750	357.00	719	80.0
Kansas	587,944	5	0.05	117,589	7.050	357.10	659	82.7
Kentucky	1,372,705	10	0.12	137,270	6.529	357.08	637	83.2
Louisiana	55,861	1	0.01	55,861	7.000	357.00	700	70.0
Maine	959,781	5	0.09	191,956	7.100	357.38	732	80.4
Maryland	40,103,436	153	3.65	262,114	6.591	356.98	672	79.9
Massachusetts	8,887,882	36	0.81	246,886	6.461	356.70	674	82.2
Michigan	6,098,341	39	0.55	156,368	6.633	356.96	655	82.8
Minnesota	22,035,211	111	2.00	198,515	6.492	357.07	661	81.0
Mississippi	127,080	1	0.01	127,080	6.690	357.00	649	80.0
Missouri	3,055,630	23	0.28	132,853	6.613	356.84	675	81.0
Montana	193,786	2	0.02	96,893	7.221	357.00	657	80.0
Nebraska	224,139	2	0.02	112,070	6.981	356.53	627	87.0
Nevada	34,445,106	141	3.13	244,292	6.300	357.08	688	78.7
New Hampshire	422,911	2	0.04	211,455	6.468	357.39	673	83.1
New Jersey	18,409,701	66	1.67	278,935	6.672	357.04	666	80.3
New Mexico	706,543	5	0.06	141,309	7.121	357.56	682	79.7
New York	14,443,308	44	1.31	328,257	6.559	356.77	680	80.5
North Carolina	5,684,614	33	0.52	172,261	6.900	356.72	676	80.6
North Dakota	182,038	1	0.02	182,038	6.890	357.00	652	80.0
Ohio	7,903,472	47	0.72	168,159	6.446	356.94	669	82.8
Oklahoma	650,844	2	0.06	325,422	6.608	357.80	662	80.0
Oregon	7,409,504	40	0.67	185,238	6.444	356.63	657	79.5
Pennsylvania	4,292,292	27	0.39	158,974	6.662	357.20	666	81.1
Rhode Island	1,223,149	6	0.11	203,858	6.760	357.00	683	84.8
South Carolina	3,097,659	19	0.28	163,035	7.153	357.17	666	81.5
South Dakota	121,206	1	0.01	121,206	5.590	357.00	661	80.0
Tennessee	795,547	6	0.07	132,591	6.602	357.19	655	80.9
Texas	3,000,592	22	0.27	136,391	6.925	357.00	670	80.5
Utah	4,357,369	21	0.40	207,494	6.371	357.35	674	78.4
Virginia	51,623,333	180	4.69	286,796	6.766	356.79	674	80.2
Washington	14,979,520	70	1.36	213,993	6.216	356.97	672	79.3
Wisconsin	3,243,076	21	0.29	154,432	6.635	357.06	671	80.2
Wyoming	112,700	1	0.01	112,700	7.500	356.00	625	80.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Credit Bureau Risk Scores(1) for the Mortgage Loans*

Range of Credit Bureau Risk Scores	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
801 – 820	$6,569,119	18	0.60%	$364,951	6.243%	357.34	806	75.2%
781 – 800	24,074,737	78	2.19	308,650	6.236	357.23	790	77.4
761 – 780	49,271,303	154	4.48	319,944	6.164	357.23	770	77.1
741 – 760	59,960,727	198	5.45	302,832	6.281	357.23	750	78.5
721 – 740	108,544,429	333	9.87	325,959	6.200	357.13	730	78.4
701 – 720	118,804,871	390	10.80	304,628	6.287	356.91	710	79.4
681 – 700	146,143,478	481	13.29	303,833	6.267	357.08	690	79.2
661 – 680	167,165,438	548	15.20	305,046	6.442	356.93	670	80.1
641 – 660	224,853,463	873	20.44	257,564	6.415	356.87	650	80.3
621 – 640	149,501,468	614	13.59	243,488	6.630	356.91	631	80.9
601 – 620	44,078,184	176	4.01	250,444	6.680	356.98	612	81.2
581 – 600	1,032,310	6	0.09	172,052	7.147	356.63	599	82.7
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

____________

(1)

The Credit Bureau Risk Scores referenced in this table with respect to the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*	The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Cut-off Date was approximately 684.

Gross Margins for the Adjustable Rate Mortgage Loans*

Range of Gross Margins (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.001 - 2.000	$396,000	1	0.04%	$396,000	4.250%	353.00	704	80.0%
2.001 - 3.000	81,582,572	241	7.42	338,517	6.238	356.96	716	74.1
3.001 - 4.000	347,680,954	1,137	31.61	305,788	6.295	357.42	703	77.2
4.001 - 5.000	152,688,668	568	13.88	268,818	6.371	356.77	679	79.8
5.001 - 6.000	448,091,305	1,652	40.74	271,242	6.338	356.76	669	81.5
6.001 - 7.000	63,402,267	243	5.76	260,915	7.170	356.85	652	85.1
7.001 - 8.000	5,270,652	22	0.48	239,575	8.358	357.26	671	84.1
8.001 - 9.000	748,587	4	0.07	187,147	9.744	357.42	650	93.6
9.001 - 10.000	138,519	1	0.01	138,519	10.125	357.00	672	95.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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*	The weighted average Gross Margin for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 4.779%.

Next Adjustment Date for the Adjustable Rate Mortgage Loans*

Next Adjustment Date	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
January 1, 2006	$8,225,012	23	0.75%	$357,609	6.152%	356.26	685	75.7%
February 1, 2006	11,094,008	32	1.01	346,688	6.174	356.02	687	77.9
March 1, 2006	33,189,252	100	3.02	331,893	6.250	356.96	710	76.9
April 1, 2006	26,431,920	71	2.40	372,281	6.372	358.00	706	78.6
May 1, 2006	1,951,754	6	0.18	325,292	5.575	355.44	687	79.2
June 1, 2006	2,044,000	3	0.19	681,333	5.533	354.00	704	67.9
July 2006	1,558,622	3	0.14	519,541	5.558	355.00	708	74.6
August 1, 2006	5,813,150	19	0.53	305,955	6.124	356.00	696	79.0
September 1, 2006	42,589,976	129	3.87	330,155	6.036	357.00	700	77.3
October 1, 2006	70,247,746	192	6.39	365,874	6.015	357.95	703	77.3
November 1, 2006	10,439,449	32	0.95	326,233	5.966	359.00	701	76.5
February 1, 2007	850,210	2	0.08	425,105	5.857	350.00	709	80.0
April 1, 2007	388,000	1	0.04	388,000	7.125	352.00	641	80.0
May 1, 2007	3,473,838	12	0.32	289,486	6.140	353.00	682	81.4
June 1, 2007	7,723,615	25	0.70	308,945	6.189	354.00	671	85.5
July 1, 2007	15,229,234	57	1.38	267,180	6.335	355.02	678	82.6
August 1, 2007	116,213,701	420	10.56	276,699	6.251	356.02	677	81.1
September 1, 2007	484,682,841	1,803	44.06	268,820	6.495	357.01	670	80.7
October 1, 2007	107,198,290	364	9.75	294,501	6.539	358.00	698	77.4
November 1, 2007	7,556,033	30	0.69	251,868	6.644	359.00	696	78.5
April 1, 2008	175,600	1	0.02	175,600	6.250	352.00	647	80.0
May 1, 2008	1,113,711	4	0.10	278,428	6.044	353.00	729	62.9
June 1, 2008	938,647	3	0.09	312,882	5.900	354.00	734	75.7
July 1, 2008	3,704,058	15	0.34	246,937	5.915	355.00	712	76.4
August 1, 2008	29,473,610	106	2.68	278,053	6.206	356.00	688	80.4
September 1, 2008	86,034,142	345	7.82	249,374	6.531	357.00	695	80.4
October 1, 2008	20,205,191	65	1.84	310,849	6.297	358.00	721	74.0
November 1, 2008	1,453,915.	6	0.13	242,319	6.704	359.00	707	74.6
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

______________

*	The weighted average number of months to Next Adjustment Date for the Adjustable Rate Mortgage Loans as of the Cut-off Date is 20 months.

Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans*

Range of Maximum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
9.001 - 10.000	$955,050	3	0.09%	$318,350	4.990%	356.81	754	67.9%
10.001 - 10.500	902,834	3	0.08	300,945	4.811	354.16	734	65.5
10.501 - 11.000	5,910,261	23	0.54	256,968	5.193	356.94	735	71.4
11.001 - 11.500	56,050,761	162	5.10	345,992	5.409	357.00	711	75.7
11.501 - 12.000	262,335,628	833	23.85	314,929	5.853	357.09	694	77.1
12.001 - 12.500	282,160,525	987	25.65	285,877	6.300	357.13	681	79.3
12.501 - 13.000	273,592,899	1,017	24.87	269,020	6.598	356.93	675	80.9
13.001 - 13.500	136,598,032	519	12.42	263,195	6.897	356.72	676	82.4
13.501 - 14.000	64,821,433	252	5.89	257,228	7.287	356.80	673	83.0
14.001 - 14.500	8,185,447	35	0.74	233,870	8.259	357.23	674	82.7
14.501 - 15.000	5,030,616	23	0.46	218,722	8.740	357.09	691	87.4
15.001 - 15.500	1,803,262	5	0.16	360,652	8.943	357.04	684	83.3
15.501 - 16.000	1,259,119	4	0.11	314,780	9.700	357.25	656	82.0
16.001 - 16.500	138,519	1	0.01	138,519	10.125	357.00	672	95.0
16.501 - 17.000	255,140	2	0.02	127,570	9.750	357.00	641	90.9
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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*	The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 12.510% per annum.

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

Initial Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.000	$73,478,632	210	6.68%	$349,898	6.255%	357.19	703	77.1%
1.500	183,102	2	0.02	91,551	7.432	357.00	628	80.0
2.000	227,177,181	687	20.65	330,680	6.078	357.12	696	79.4
3.000	724,796,638	2,704	65.89	268,046	6.462	356.97	677	79.7
4.000	498,934	1	0.05	498,934	7.750	357.00	614	78.1
5.000	21,127,432	75	1.92	281,699	7.219	357.01	702	79.4
6.000	52,737,605	190	4.79	277,566	6.408	356.54	692	82.2
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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*	The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 2.842%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

Subsequent Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.000	$767,401,220	2,790	69.76%	$275,054	6.478%	357.05	679	79.3%
1.500	7,834,938	28	0.71	279,819	6.911	356.33	673	81.9
2.000	324,264,432	1,050	29.48	308,823	6.138	356.86	694	80.4
2.500	498,934	1	0.05	498,934	7.750	357.00	614	78.1
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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*	The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 1.299%.

Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans*

Range of Minimum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.001 – 2.000	$396,000	1	0.04%	$396,000	4.250%	353.00	704	80.0%
2.001 – 3.000	73,339,659	214	6.67	342,709	6.286	357.09	718	73.7
3.001 – 4.000	344,340,651	1,121	31.30	307,173	6.287	357.41	703	77.2
4.001 – 5.000	47,539,478	189	4.32	251,532	6.044	356.81	669	80.8
5.001 – 6.000	275,553,903	925	25.05	297,896	5.978	356.54	678	81.4
6.001 – 7.000	270,787,256	1,069	24.62	253,309	6.605	356.93	665	81.3
7.001 – 8.000	76,406,920	307	6.95	248,882	7.422	356.93	657	82.4
8.001 – 9.000	9,148,762	34	0.83	269,081	8.475	357.12	685	83.5
9.001 – 10.000	2,348,376	8	0.21	293,547	9.609	357.41	667	84.2
10.001 or Greater	138,519	1	0.01	138,519	10.125	357.00	672	95.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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*	The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 5.219% per annum.

Types of Mortgaged Properties for the Mortgage Loans

Property Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Single-Family Residence	$741,013,594	2,610	67.36%	$283,913	6.361%	356.97	680	80.1%
Planned Unit Development	170,780,259	555	15.53	307,712	6.357	357.01	688	79.1
Condominium	103,245,165	452	9.39	228,419	6.371	357.01	686	79.3
Two Family	43,835,520	136	3.99	322,320	6.380	357.00	696	78.8
Four Family	20,371,923	45	1.85	452,709	6.803	357.28	723	73.4
Three Family	8,829,430	20	0.80	441,471	6.997	356.74	716	72.3
Townhouse	5,746,432	28	0.52	205,230	7.139	357.10	683	78.3
Hi-Rise Condominium	5,097,360	17	0.46	299,845	6.690	357.95	718	78.0
Condotel	540,293	3	0.05	180,098	6.109	358.00	726	76.2
Single Family Residence Attached	539,550	3	0.05	179,850	7.188	357.22	656	90.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Occupancy Types for the Mortgage Loans(1)

Occupancy	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Owner Occupied	$936,134,860	3,202	85.10%	$292,359	6.355%	356.94	678	80.4%
Investment Home	142,128,029	585	12.92	242,954	6.546	357.26	714	75.2
Second Home	21,736,636	82	1.98	265,081	6.462	357.33	717	76.3
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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(1)	Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

Loan Purpose	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Purchase	$717,216,664	2,554	65.20%	$280,821	6.402%	357.06	691	79.3%
Refinance – Cash Out	304,831,717	1,002	27.71	304,223	6.334	356.85	672	80.1
Refinance – Rate/Term	77,951,144	313	7.09	249,045	6.376	356.89	660	80.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Original Term for the Mortgage Loans

Original Term (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
301-360	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Mortgage Loan Program and Documentation Type for the

Mortgage Loans

Loan Documentation Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Progressive Series Program (Limited (Stated) Documentation)	$598,332,823	1,985	54.39%	$301,427	6.370%	357.08	692	78.7%
Progressive Series Program (Full Documentation)	252,492,815	1,095	22.95	230,587	6.244	356.86	660	81.2
Progressive Express Program (Non Verified Assets)	91,647,522	254	8.33	360,817	6.537	356.98	685	80.7
Progressive Express Program (Verified Assets)	68,864,027	230	6.26	299,409	6.810	356.95	697	79.9
Progressive Series Program (Alternative Documentation)	36,909,797	129	3.36	286,122	6.048	356.32	669	85.2
Progressive Express No Doc Program (No Documentation)	29,726,140	106	2.70	280,435	6.622	357.01	708	73.2
Progressive Series Program (Stated Income/Stated Assets Documentation)	20,300,904	62	1.85	327,434	6.456	357.48	670	77.7
Progressive Express Program No Doc Program (Verified Assets)	1,373,715	6	0.12	228,953	7.319	357.86	693	86.7
Progressive Series Program (Lite Income/Stated Asset Documentation)	268,000	1	0.02	268,000	6.265	356.00	662	80.0
Progressive Series Program (Full Income/Stated Assets Documentation)	83,782	1	0.01	83,782	6.750	357.00	708	70.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

See “The Originator—Underwriting Standards” above for a detailed description of the Originator's loan programs and documentation requirements.

Original Prepayment Penalty Term for the Mortgage Loans

Original Prepayment Penalty Term (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0	$199,434,692	704	18.13%	$283,288	6.517%	357.03	693	78.6%
6	27,058,511	67	2.46	403,858	6.601	357.09	700	74.9
12	232,102,872	707	21.10	328,293	6.203	357.34	698	78.1
24	532,094,920	1,948	48.37	273,149	6.398	356.84	672	80.7
30	192,000	1	0.02	192,000	7.875	356.00	699	80.0
36	98,401,402	399	8.95	246,620	6.363	356.83	685	80.7
60	10,715,127	43	0.97	249,189	6.498	357.77	704	79.8
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

Range of Months to Next Adjustment Date	Weighted Average Months to Next Rate Adjustment	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0-6	3.00	$82,935,946	235	7.54%	$352,919	6.236%	356.99	702	77.3%
7-12	10.00	130,648,943	375	11.88	348,397	6.017	357.60	702	77.2
13-18	17.00	12,435,663	40	1.13	310,892	6.181	353.38	676	83.8
19-24	21.00	730,880,099	2,674	66.44	273,328	6.461	356.97	675	80.3
25-31	30.00	5,932,016	23	0.54	257,914	5.947	354.38	717	73.8
32-37	33.00	137,166,858	522	12.47	262,772	6.429	356.95	697	79.4
Total/Avg./Wtd. Avg.		$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

Risk Categories(1) (2)

Credit Grade Category	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
A+	$435,510,567	1,472	39.59%	$295,863	6.246%	357.04	723	79.1%
A	553,048,676	2,021	50.28	273,651	6.445	356.90	656	80.1
A-	37,937,419	149	3.45	254,614	6.693	357.00	611	81.6
Progressive Express™ I	29,651,471	81	2.70	366,068	6.634	357.18	720	78.5
Progressive Express™ II	13,080,294	45	1.19	290,673	6.983	357.40	654	77.8
Progressive Express™ VI	350,000	1	0.03	350,000	6.775	358.00	661	55.6
ALTB, A	30,421,098	100	2.77	304,211	6.260	357.59	680	78.0
Total/Avg./Wtd. Avg.	$1,099,999,525	3,869	100.00%	$284,311	6.381%	356.99	684	79.6%

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(1)     All of these Mortgage Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, III and III+, respectively.

(2)     These Mortgage Loans were originated under the Originator's Progressive Express™ Program. The underwriting for these Mortgage Loans is generally based on the borrower's “Credit Score” score and therefore these Mortgage Loans do not correspond to the alphabetical risk categories listed above.

See “The Originator—Underwriting Standards” above for a description of the Originator's risk categories.